Unaudited Combined Financial Statements of HANNON ARMSTRONG’S INVESTMENTS WITH ENGIE HOLDINGS INC. For the nine months ended September 30, 2020

See accompanying notes to the combined financial statements 1 HANNON ARMSTRONG’S INVESTMENTS WITH ENGIE HOLDINGS INC. Unaudited Combined Statement of Financial Position As at September 30, 2020 September 30, Notes 2020 Assets Current Assets: Cash and cash equivalents $ 72,336,826 Trade and other receivable 2 3,389,391 Due from affiliates 4 11,589,900 Prepaid expenses and other assets 2,469,173 Total Current Assets 89,785,290 Property, plant and equipment 3 2,493,229,827 Long-term derivative assets 6 14,712,723 Total Assets $ 2,597,727,840 Liabilities and Equity Current Liabilities Trade payables and accrued liabilities $ 207,149,787 Due to affiliates 4 51,402,114 Current portion of lease liabilities 5 4,579,427 Total Current Liabilities 263,131,328 Long-term lease liabilities 5 74,524,057 Long-term derivative liabilities 6 57,211,120 Provisions 11 37,837,377 Total Liabilities 432,703,882 Equity Partnership equity 10 1,628,248,315 Non-controlling interest 536,775,643 Total Liabilities and Equity $ 2,597,727,840

See accompanying notes to the combined financial statements 2 HANNON ARMSTRONG’S INVESTMENTS WITH ENGIE HOLDINGS INC. Unaudited Combined Statement of Comprehensive Income For the nine months ended September 30, 2020 September 30, Notes 2020 Revenue Revenue from contracts with customers 2, 8 $ (23,644,640) Finance income 82,146 (23,562,494) Expenses Operating and maintenance 16,880,284 General and administration 506,059 Finance costs 796,362 Depreciation 16,823,490 35,006,195 Net loss and total comprehensive loss $ (58,568,689) Net loss attributable to: Non-controlling interest $ (7,796,095) Class A Member (24,878,571) Class B Member (25,894,023) $ (58,568,689)

See accompanying notes to the combined financial statements 3 HANNON ARMSTRONG’S INVESTMENTS WITH ENGIE HOLDINGS INC. Unaudited Combined Statement of Changes in Equity For the nine months ended September 30, 2020 Non- controlling Interest Class A Member Class B Member Total Balance at January 1, 2020 $ 261,969,194 $ - $ 1,293,679,685 $ 1,555,648,879 Net loss for the period (7,796,095) (24,878,571) (25,894,023) (58,568,689) Contributions for the period 282,763,804 150,869,505 581,556,585 1,015,189,894 Distributions for the period (161,260) - (347,084,866) (347,246,126) Balance at September 30, 2020 $ 536,775,643 $ 125,990,934 $ 1,502,257,381 $ 2,165,023,958

See accompanying notes to the combined financial statements 4 HANNON ARMSTRONG’S INVESTMENTS WITH ENGIE HOLDINGS INC. Unaudited Combined Statement of Cash Flows For the nine months ended September 30, 2020 September 30, Notes 2020 Cash provided by (used in) Operating activities: Net loss for the period $ (58,568,689) Adjustments for: Depreciation 16,823,490 Non-cash lease expenses 176,410 Loss on derivative instruments 76,284,119 Cash interest received 82,146 Cash interest paid (268,791) Changes in operating working capital 7 99,995,380 134,524,065 Financing activities: Members' distributions (347,267,063) Members' contributions 1,015,189,894 667,922,831 Investing activities: Purchase of property, plant and equipment (921,869,733) (921,869,733) Net change in cash (119,422,837) Cash and cash equivalents, beginning of the year 191,759,663 Cash and cash equivalents, end of the year $ 72,336,826 Non-cash transactions: Property, plant and equipment purchase accrual $ 100,544,139

HANNON ARMSTRONG'S INVESTMENTS WITH ENGIE HOLDINGS INC.
Condensed Notes to the Unaudited Combined Financial Statements
For the nine months ended September 30, 2020

Business Information

These financial statements present, on a combined basis, the financial results of entities in which Hannon Armstrong Sustainable Infrastructure Capital, Inc. (Hannon) has made investments with ENGIE Holdings Inc. (ENGIE). In 2019, ENGIE was developing, designing, constructing, commissioning and operating and maintaining a portfolio of thirteen utility-scale wind and solar projects (Utility-Scale Projects) of approximately 2.3 gigawatts (GW) spread across five states and four competitive Independent Service Operator (ISO) markets including Electric Reliability Council of Texas (ERCOT) and Southwest Power Pool (SPP), as well as a distributed generation solar portfolio of ground mount, rooftop and carport solar projects of approximately 70 megawatts (MW) in the United States (DG Solar Projects).

Below is the project status summary as of September 30, 2020.

Utility-Scale Projects	Type	Entity Location	Status	Capacity (MW)
Seymour Hills Wind Project, LLC (Seymour Hills)	Wind	ERCOT North	Operating	30
Solomon Forks Wind Project, LLC (Solomon Forks)	Wind	SPP South	Operating	276
East Fork Wind Project, LLC (East Fork)	Wind	SPP South	Operating	196
Jumbo Hill Wind Project, LLC (Jumbo Hill)	Wind	ERCOT West	Operating	161
King Plains Wind Project, LLC (King Plains)	Wind	SPP South	Construction	248
Triple H Wind Project, LLC (Triple H)	Wind	SPP South	Construction	250
Prairie Hill Wind Project, LLC (Prairie Hill)	Wind	ERCOT North	Construction	300
Las Lomas Wind Project, LLC (Las Lomas)	Wind	ERCOT South	Construction	202
ENGIE Long Draw Solar LLC (Long Draw)	Solar	ERCOT West	Construction	225
Anson Solar Center, LLC (Anson)	Solar	ERCOT West	Construction	200
DG Solar Projects	**Type**	**Entity Location**	**Status**	**Capacity (MW)**
Rooftop, carport, ground-mount projects	Solar	U.S. (MA, VT, NM, TX & CA)	Construction	31

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HANNON ARMSTRONG’S INVESTMENT WITH ENGIE HOLDINGS INC. Condensed Notes to the Unaudited Combined Financial Statements For the nine months ended September 30, 2020 6 On May 17, 2019, a tax equity investor (Seymour Hill Class A Member) and the Seymour Hills Class B Member, LLC (Seymour Hills Class B Member) amended and restated the Seymour Hills Wind Holdco, LLC Limited Liability Company Agreement (“Seymour Hills LLCA”). Under the Seymour Hills LLCA, the Seymour Hills Class A Member and the Seymour Hills Class B Member funded the costs to develop, procure and construct Seymour Hills in exchange for all the Seymour Hills Class A and Seymour Hills Class B units, respectively, of Seymour Hills Wind Holdco, LLC (Seymour Hills Holdco). On July 31, 2019, a group of tax equity investors (Solomon Forks Class A Member) with Solomon Forks Class B Member, LLC (Solomon Forks Class B Member) amended and restated the Solomon Forks Limited Liability Company Agreement (“Solomon Forks LLCA”). Under the Solomon Forks LLCA, the Solomon Forks Class A Member and the Solomon Forks Class B Member funded the costs to develop, procure and construct Solomon Forks in exchange for all of the Class A and Class B units, respectively, of Solomon Forks Wind Holdco, LLC (Solomon Forks Holdco). In 2019, Seymour Hills and Solomon Forks each signed Operations and Maintenance Agreement (O&M), and Asset Management Agreement (AMA) with ENGIE Generation North America LLC (EGNA), a related party, in which the Partnership appointed EGNA as Operator, and Asset Manager, respectively, of both projects. Seymour Hills and Solomon Forks met the qualifications to earn the Production Tax Credit (“PTC”) under the U.S. Internal Revenue Service’s Renewable Electricity Production Tax Credit program. On October 3, 2019, Jupiter Wind Holdco LLC and Jupiter Solar Holdco LLC were formed by the Jupiter Wind Class B Member, LLC (Jupiter Wind Class B Member) and Jupiter Solar Class B Member, LLC (Jupiter Solar Class B Member), respectively. On April 2, 2020, each of the Jupiter Wind Holdco subsidiaries signed O&M with EGNA, in which these subsidiaries appointed EGNA as the Operator. Under the O&M Agreement, EGNA provides operation and maintenance services necessary to operate and maintain these projects, as well as any development and construction management services for the projects’ capital improvements. On the same day, Jupiter Wind Holdco and each of its subsidiaries signed AMA with EGNA, in which Jupiter Wind Holdco and each of its subsidiaries appointed EGNA as their Asset Manager. EGNA provides administrative and financial, legal, regulatory and governmental services to these projects under AMA. On April 3, 2020, each of the Jupiter Solar Holdco subsidiaries signed O&M with EGNA, in which these subsidiaries appointed EGNA as the Operator. Under the O&M Agreement, EGNA provides operation and maintenance services necessary to operate and maintain these projects, as well as any development and construction management services for the projects’ capital improvements. On the same day, each of the Jupiter Solar Holdco subsidiaries signed AMA with EGNA, in which Jupiter Solar Holdco and each of its subsidiaries appointed EGNA as their Asset Manager. EGNA provides administrative and financial, legal, regulatory and governmental services to these projects under AMA.

HANNON ARMSTRONG’S INVESTMENT WITH ENGIE HOLDINGS INC. Condensed Notes to the Unaudited Combined Financial Statements For the nine months ended September 30, 2020 7 On April 3, 2020, a group of tax equity investors (Jupiter Wind Class A Member) and Jupiter Wind Class B Member amended and restated Jupiter Wind Holdco’s Limited Liability Company Agreement (Jupiter Wind LLCA). Under the Jupiter Wind LLCA, the Jupiter Wind Class A Member and the Jupiter Wind Class B Members funded the costs to develop, procure and construct certain of the Utility-Scale Projects in exchange for all the Class A units and Class B units, respectively. Seymour Hills Class A Member, Solomon Forks Class A Member and Jupiter Wind Class A Member are collectively referred herein as Tax Equity Investor or the Non-Controlling Interest of the Partnership (Tax Equity Investor or Non-Controlling Interest). On April 9, 2020, Jumbo Hill and East Fork were dropped into Jupiter Wind Holdco and began their commercial operation. On June 17, 2020, ENGIE Jupiter Holdings LLC (ENGIE Jupiter), a wholly owned subsidiary of ENGIE formed Jupiter Equity Holdings LLC (Jupiter Partnership), which is the indirect parent of certain of the Utility-Scale Projects. On July 1, 2020, Hannon through its subsidiary, HA Jupiter LLC, entered into the Project Capital Contribution Agreement (PCCA) with ENGIE Jupiter to acquire 49% of the equity interest in the Jupiter Partnership as the Class A Units, and ENGIE Jupiter’s interest in the Jupiter Partnership was converted to the Class B Units. On September 25, 2020, ESA Managing Member Phase V, LLC (ESA), a wholly owned subsidiary of ENGIE, formed Project Company FinCo Phase V, LLC (DG Solar Partnership) to continue developing, constructing and operating DG Solar Projects. On December 1, 2020, Phase V Class A LLC, an affiliate of Hannon, entered into an Amended and Restated Limited Liability Company Agreement (DG Solar A&R LLCA) with ESA to acquire an 85% equity interest in the DG Solar Partnership as the Class A Units, and ESA’s interest in the DG Solar Partnership was converted into the Class B Units. The combined Jupiter Partnership and DG Solar Partnership are herein referred to collectively as the Partnership. The Partnership’s registered head office is located at 1360 Post Oak Blvd., Suite 400, Houston, TX 77056.

HANNON ARMSTRONG’S INVESTMENT WITH ENGIE HOLDINGS INC. Condensed Notes to the Unaudited Combined Financial Statements For the nine months ended September 30, 2020 8 1. Significant accounting policies Principles of Combination and Basis of Presentation The accompanying unaudited combined financial statements of the Partnership have been prepared in accordance with the significant accounting policies noted below using the recognition and measurement principles of U.S. generally accepted accounting principles (“GAAP”). Pursuant to the rules and regulations of the Securities and Exchange Commission (SEC), certain information and footnote disclosures normally included in annual financial statements prepared in accordance with GAAP have been omitted. During interim periods, the Partnership follows significant accounting policies disclosed in the combined annual financial statements for year ended December 31, 2019. Therefore, these interim financial statements should be read in conjunction with the Partnership’s annual combined financial statements for the year ended December 31, 2019. The unaudited combined financial statements are presented in U.S. dollars, unless otherwise indicated. Use of Estimates The preparation of the unaudited combined financial statements in compliance with GAAP requires management to make certain critical accounting estimates. It also requires management to exercise judgment in applying the Partnership’s accounting policies. The Partnership believes that the estimates applied in the unaudited combined financial statements are reasonable and consistent. Basis of combination Where the Partnership has the power, either directly or indirectly, to govern the financial and operating policies of another entity or business to obtain benefits from its activities, it is classified as a subsidiary. The unaudited combined financial statements present the results of the Partnership and its subsidiaries as if they formed a single entity. Inter-company balances, transactions, and any income and expenses arising from inter-company transactions within the group are eliminated in preparing the unaudited combined financial statements.

HANNON ARMSTRONG’S INVESTMENT WITH ENGIE HOLDINGS INC. Condensed Notes to the Unaudited Combined Financial Statements For the nine months ended September 30, 2020 9 Tax Equity Solomon Forks Holdco, Seymour Hills Holdco and Jupiter Wind Holdco raised tax equity project financing whereby the tax credits and other tax-related incentives generated by the projects primarily go to the Tax Equity Investor. The Tax Equity Investor is entitled to substantially all of the tax benefits of Solomon Forks Holdco, Seymour Hills Holdco and Jupiter Wind Holdco until the point in time which their Class A Units are determined, based on the procedure set forth in the Solomon Forks LLCA, Seymour Hills LLCA and Jupiter Wind LLCA to have realized an after tax Internal Rate of Return (IRR) equal to the target IRR (Flip Point). The Class B Member of Solomon Forks Holdco, Seymour Hills Holdco and Jupiter Wind Holdco has an exclusive and irrevocable option to purchase all of the Class A Units based on the fair market value of such Class A Units around the end of the last day of the month in which the Flip Point occurs (Flip Date). According to ASC 480, the tax equity amount is classified as Non- Controlling Interest within equity on the unaudited combined statements of financial position. 2. Revenue For the nine months ended September 30, 2020, the Partnership had recognized revenue generated from the sale of power and renewable energy credits (RECs) under ASC 606, as well as the loss from unrealized and realized amount of economic hedges disclosed on Note 8: Revenue from contracts with customers September 30, 2020 Sale of power and RECs $ 52,639,479 Loss on derivative instruments (76,284,119) Total $ (23,644,640) As at September 30, 2020, the Partnership’s trade and other receivables included $153,408 due from customers, and other receivables of $3,235,983 due from a turbine supplier for tariff reimbursement.

HANNON ARMSTRONG'S INVESTMENT WITH ENGIE HOLDINGS INC.

Condensed Notes to the Unaudited Combined Financial Statements
For the nine months ended September 30, 2020

3. Property, plant and equipment

Net carrying amount

	September 30, 2020
Plant equipment	$ 789,182,446
Construction in progress	1,619,197,709
Transportation equipment	307,313
Computer equipment	801,115
Building and improvement	5,256,398
Right-of-use assets	78,484,846
	$ 2,493,229,827

Gross book value

	Balance at January 1, 2020	Additions	Asset Retirement Obligation	Balance at September 30 2020
Plant equipment	$ 380,942,767	$ 428,420,579	$ 1,901,162	$ 811,264,508
Construction in progress	1,118,605,080	482,459,731	18,132,898	1,619,197,709
Transportation equipment	215,635	159,438	-	375,073
Computer equipment	480,742	489,751	-	970,493
Building and improvements	1,487,300	3,893,180	-	5,380,480
Right-of-use assets	55,567,327	23,922,727	-	79,490,054
	$ 1,557,298,851	$ 939,345,406	$ 20,034,060	$ 2,516,678,317

Accumulated depreciation

	Balance at January 1, 2020	Additions	Asset Retirement Obligation	Balance at September 30 2020
Plant equipment	$ 4,925,721	$ 17,047,003	$ 109,338	$ 22,082,062
Transportation equipment	19,471	48,289	-	67,760
Computer equipment	45,008	124,370	-	169,378
Building and improvements	20,832	103,250	-	124,082
Right-of-use assets	190,188	815,020	-	1,005,208
	$ 5,201,220	$ 18,137,932	$ 109,338	$ 23,448,490

Construction in progress consists mainly of machinery, equipment and spare parts for the wind and solar projects, of which approximately $42.3 million were from DG Solar Projects.

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HANNON ARMSTRONG’S INVESTMENT WITH ENGIE HOLDINGS INC. Condensed Notes to the Unaudited Combined Financial Statements For the nine months ended September 30, 2020 11 4. Related party balances and transactions During the year, the Partnership has undertaken transactions with related parties, which include the partners and associated companies. Occasionally the related parties will pay expenses on behalf of the Partnership and the Partnership is billed for these costs. Related party transactions are summarized as follows for the nine months ended September 30, 2020: September 30, 2020 Asset management fees $ 847,500 Operations management fees 402,500 Construction development costs 85,499,157 Other expenses 2,165,695 $ 88,914,852 Construction costs of $85,499,157 were capitalized as part of property, plant and equipment. As of September 30, 2020, the Partnership has the following related party receivables, September 30, 2020 ENGIE Renewables NA LLC 9,183,000 ENGIE Energy Marketing NA, Inc. 1,624,111 Other affiliates 782,789 $ 11,589,900 As of September 30, 2020, the Partnership has the following related party payables and accrued liabilities, September 30, 2020 SoCore Energy LLC/ENGIE Services U.S. Inc. $ 42,332,663 Solairedirect USA Incorporated 4,809,826 EGNA 2,137,289 ENGIE Holdings Inc. 1,144,334 Other affiliates 978,002 $ 51,402,114

HANNON ARMSTRONG’S INVESTMENT WITH ENGIE HOLDINGS INC. Condensed Notes to the Unaudited Combined Financial Statements For the nine months ended September 30, 2020 12 5. Lease Liabilities The Partnership has entered into easements and land lease agreements with private landowners. The Partnership recognizes lease expense on a straight-line basis, excluding short-term and variable lease payments which are recognized on the combined statement of comprehensive income as incurred. The Partnership also carried out an assessment of the lease term, including whether the renewal or termination was probable to be exercised which was made on a case by case basis. The Partnership’ s lease liabilities as of September 30, 2020 were as: September 30, 2020 Total leases liabilities $ 79,103,484 Less: current portion (4,579,427) Long-term lease liabilities $ 74,524,057 September 30, 2020 Operating lease costs $ 3,905,559 The Partnership’s operating leases do not contain an implicit interest rate that can be readily determined. Therefore, the Partnership used the incremental borrowing rate ranging from 6.1% to 7.1% that was established under the Partnership’s tax equity funding and extrapolated for 30 years lease term which is consistent with the useful life of the property, plant and equipment. 6. Fair value of financial instruments The Partnership ’s financial instruments and derivatives consist primarily of cash and cash equivalents, trade and other receivables, accounts payable and accrued liabilities, and commodity instruments. The book values of cash, trade and other receivables, accounts payables and accrual liabilities are representative of their respective fair values due to the short-term nature of these instruments. The Partnership entered VPPAs for financial swaps and PPAs to manage its exposure to power and REC price risk. The Partnership recognizes its derivative instruments as assets or liabilities at fair value in the combined statement of financial position, unless either the physical PPA qualifies for the “Normal Purchase Normal Sale” (NPNS) scope exception to derivative accounting or a VPPA does not meet the definition of a derivative.

HANNON ARMSTRONG’S INVESTMENT WITH ENGIE HOLDINGS INC. Condensed Notes to the Unaudited Combined Financial Statements For the nine months ended September 30, 2020 13 Contracts used in normal business operations that are settled by physical delivery, among other criteria, are eligible and may be designated as NPNS. As NPNS contracts qualify for a scope exception to derivative accounting, contracts associated with the sale of energy are recognized as electricity sales when revenue recognition criteria are met. The statement of financial position items measured at fair value are classified based on the significance of the inputs used in making the measurements: Level 1 - unadjusted quoted prices in active markets for identical assets or liabilities Level 2 - inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly Level 3 - inputs for the asset or liability that are not based on observable market data There were no transfers between levels during the year. The financial assets or liabilities that are measured at fair value are classified in level 3. Five of the VPPAs meet the definition of derivative under ASC 815. The table below shows the allocation of derivative assets and liabilities to the different levels in the fair value hierarchy. September 30, 2020 Level 1 Level 2 Level 3 Total Total derivative assets at fair value through income $ - $ - $ 14,712,723 $ 14,712,723 Total derivative liabilities at fair value through income - - (57,211,120) (57,211,120) $ - $ - $ (42,498,397) $ (42,498,397) The Partnership utilizes the market approach and income approach to measure the fair value of these contracts. Inputs include quoted prices, forecasted market prices, and if those sources are unavailable, valuation models available from industry sources, and appropriate valuation adjustment methodologies. Certain valuation models include as inputs forward commodity and basis prices, which extend beyond the period for which liquid market pricing is available. In those cases, the Partnership extrapolates forwards specific to individual commodities and markets.

HANNON ARMSTRONG'S INVESTMENT WITH ENGIE HOLDINGS INC.

Condensed Notes to the Unaudited Combined Financial Statements
For the nine months ended September 30, 2020

The movement of level 3 values are as follows:

		Assets		Liabilities
Level 3 fair value – January 1, 2020	$	41,078,791	$	(7,293,069)
Transfers in/(out)		-		-
Loss recorded through earnings		(26,366,068)		(49,918,051)
Settlements		-		-
Level 3 fair value – September 30, 2020	$	14,712,723	$	(57,211,120)

The gain or loss recorded through earnings and the earnings impact of settlements in the table above are recorded in the revenue from contracts with customers on the combined statement of comprehensive income.

Level 3 valuations are developed, maintained, and validated by the Partnership according to the Partnership's established policies and procedures. These valuations include the use of unobservable inputs. Unobservable inputs, which are related to observable inputs, such as illiquid portions of forward prices or volatility curves, are updated monthly using industry-standard techniques, such as extrapolation, combining observable forward inputs supplemented by historical market and other relevant data.

The Level 3 fair value associated within the power contracts that have been Marked-to-Market (MtM) includes VPPAs at September 30, 2020. The forward prices of these contracts become illiquid in unobservable periods, as the longest term of these contracts extends beyond 2030.

The significant unobservable inputs used in the valuation of the Partnership contracts categorized as level 3 of the fair value hierarchy at September 30, 2020, are as follows,

Commodity	Contract type		Net MtM ($)	Valuation technique	Significant observable input	Range
Power	Forward contracts	$	(10,400,805)	Discounted cash flow	Illiquid pricing in unobservable periods	$9.50- $123/MWh
REC	Forward contracts		(32,097,592)	Discounted cash flow	Illiquid pricing in unobservable periods	$1.28-$1.35/right
Total		$	(42,498,397)			

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HANNON ARMSTRONG’S INVESTMENT WITH ENGIE HOLDINGS INC. Condensed Notes to the Unaudited Combined Financial Statements For the nine months ended September 30, 2020 15 7. Combined net change of cash flows The net change in operating working capital for the nine-month ended September 30, 2020 consists of the following: September 30, 2020 Trade and other receivables $ 4,728,015 Due from affiliates 55,210,178 Prepaid expenses and other assets (494,859) Trade payables and accrued liabilities 40,552,046 $ 99,995,380 8. Financial Instruments Categories of financial instruments - The Partnership’s financial assets and liabilities are categorized as follows: Nine Month Ended September 30, 2020 Assets at amortized cost Fair value through profit or loss Financial Liabilities at amortized cost Total Cash and cash equivalents $ 72,336,826 $ - $ - $ 72,336,826 Trade and other receivables 3,389,391 - - 3,389,391 Due from affiliates 11,589,900 - - 11,589,900 Derivative assets - 14,712,723 - 14,712,723 Trade payables and accrued liabilities - - (207,149,787) (207,149,787) Due to affiliates - - (51,402,114) (51,402,114) Derivative liabilities - (57,211,120) - (57,211,120) Long-term lease liabilities - - (79,103,484) (79,103,484) Provision - - (37,837,377) (37,837,377) $ 87,316,117 $ (42,498,397) $ (375,492,762) $ (330,675,042) (a) Interest rate risk: Interest rate risk is the risk that the value of a financial instrument will fluctuate due to changes in market interest rates. Interest rate risk is minimal as the Partnership does not have any external debt. (b) Market risk: Market risk arises primarily from two types of commodity risks: price risk resulting from fluctuations in market prices, and volume risk inherent to the business. For disclosure purposes, volume risk is not considered a market risk.

HANNON ARMSTRONG’S INVESTMENT WITH ENGIE HOLDINGS INC. Condensed Notes to the Unaudited Combined Financial Statements For the nine months ended September 30, 2020 16 To manage the price risk, the Partnership has entered into VPPAs as an economic hedge to reduce the Partnership’s commodity price risk. For the nine months ended September 30, 2020, the Partnership recorded the following unrealized and realized losses as the revenue from contracts with customers in the combined statement of comprehensive income: September 30, 2020 Realized amount of economic hedges $ - Unrealized change in economic hedges 76,284,119 Impact on combined statement of comprehensive income $ 76,284,119 Market price risk arises primarily as the result of volatility in market price. The Partnership has the risk of fluctuation in merchant price of the electricity sold. The Partnership has managed this risk by having a hedge contract to swap the variable price with the fixed price. (c) Credit risk: Credit risk is the risk that one party to a financial instrument will fail to discharge an obligation and cause the other party to incur a financial loss. Credit risk results from a combination of payment risk (failure to pay for services or deliveries carried out), delivery risk (failure to deliver services or products paid for), and the risk of replacing contracts in default (known as mark-to-market exposure, i.e., the cost of replacing the contract in conditions other than those initially agreed). The Partnership maintains credit risk policies that govern the management of credit risk. These policies require an evaluation of a potential counterparty’s financial condition, credit rating, and other quantitative and qualitative criteria; this evaluation results in establishing credit limits or collateral requirements prior to entering into an agreement with a counterparty. Additionally, the Partnership has established controls to determine and monitor the appropriateness of these limits on an ongoing basis. Risk mitigation tools include, but are not limited to, the use of standardized master contracts and agreements that allow for netting of exposures across commodities, rights to margin, and termination upon the occurrence of certain events of default. Credit risk arising on operating activities is managed via standard mechanisms, such as third-party guarantees, netting agreements, and margin calls, using dedicated hedging instruments or special prepayment and debt recovery procedures. The Partnership is not exposed to significant credit risk as all its cash is maintained with a major US bank which the partnership believes lessens the credit risk, and five of the VPPAs determined as derivative contracts do not pose significant concentrations of credit risk. The maximum exposure to credit risk is limited to $87,316,117 of cash, trade and other receivables and due from affiliates at

HANNON ARMSTRONG’S INVESTMENT WITH ENGIE HOLDINGS INC. Condensed Notes to the Unaudited Combined Financial Statements For the nine months ended September 30, 2020 17 September 30, 2020. No allowance has been recorded by management on trade receivables due to all sales made to reputable institutions. There is no history of non-payments from the customers. The balance of trade and other receivables at September 30, 2020 is $3,389,391 and is classified as current. (d) Liquidity risk: Liquidity risk is the risk that the Partnership will not have sufficient cash resources to meet its financial obligations as they come due. As of September 30, 2020, the Partnership has cash of $72,336,826 to meet its financial obligations when due. September 30, 2020 Less than 1 year 2-5 years More than 5 years Total Trade payables and accrued liabilities $ 207,149,787 $ - $ - $ 207,149,787 Due to affiliates 51,402,114 - - 51,402,114 Long-term lease liabilities 4,655,504 19,267,928 148,447,616 172,371,048 Provision - - 223,864,289 223,864,289 $ 263,207,405 $ 19,267,928 $ 372,311,905 $ 654,787,238 9. Offsetting of financial derivative instrument assets and liabilities Financial assets and liabilities are presented in accordance with the standard netting agreements present in the Partnership’s commodity contracts, which allow it to settle trade and other receivables and accounts payable and accrued liabilities from counterparties on a net basis by counterparty, by contract. The right to set off across commodities exists only in the event of a default by one of the parties to the contract. The following tables demonstrate the impacts of offsetting recognized derivative assets and liabilities as permitted when the ability and intent to settle such assets and liabilities on a net basis exists. Assets Liabilities Gross and net amounts of derivatives recognized on the combined statement of financial position $ 14,712,723 $ (57,211,120) Total net derivative amount $ 14,712,723 $ (57,211,120) There is no cash collateral or other guarantees or letter of credits to reduce the Partnership’s gross derivative exposure.

HANNON ARMSTRONG’S INVESTMENT WITH ENGIE HOLDINGS INC. Condensed Notes to the Unaudited Combined Financial Statements For the nine months ended September 30, 2020 18 10. Capital disclosures The Partnership's objective when managing capital is to maintain a strong capital base and provide an adequate return to its partners. The Partnership considers the items included in equity as capital and is not subject to any capital requirements imposed by a regulator. The Partnership manages its capital structure and makes adjustments to it in light of changes in economic conditions and the risk characteristics of the underlying assets. In order to maintain or adjust its capital structures, the Partnership may issue new partnership units, sell assets to settle liabilities or return capital to its partners. The Partnership applies the Hypothetical Liquidation Book Value (HLBV) method to attribute net assets to the Solomon Forks Class A Member and Solomon Forks Class B Member, Seymour Hills Class A Member and Seymour Hills Class B Member, Jupiter Wind Class A Member and Jupiter Wind Class B Member, as this method most closely mirrors the economics of the governing contractual arrangements of Solomon Forks Holdco and Seymour Hills Holdco. Under HLBV, Solomon Forks Holdco, Seymour Hills Holdco and Jupiter Wind Holdco allocate their net income or loss to each investor based on the change during the reporting period for the net assets each investor is entitled to under the governing contractual arrangements in a liquidation scenario. HLBV schedules are prepared and calculate the amount each of the Class A and the Class B members would receive if the partnerships were liquidated at book value at the end of the reporting period. The allocated amount to each partner during the period is book income or loss allocated to that partner after adjustment for distributions. The HLBV has a flip rate also noted as a hurdle rate, used as IRR, which is a predetermined rate of cash and income ownership between the Class A and the Class B members of Solomon Forks Holdco and Seymour Hills Holdco. The current flip rate is 6.25%, 6.75% and 5.75% (Flip Rate) for Solomon Forks Holdco, Seymour Hills Holdco, and Jupiter Wind Holdco, respectively. The Partnership reports the net income (loss) attributable to the Tax Equity Investor as income (loss) attributable to non-controlling interest in the combined statement of comprehensive income. The Tax Equity Investor’s balance including contributions, distributions, and allocation of net income is reflected as non-controlling interest on the combined statement of financial position. 11. Commitments and provisions Easements and Leases - The Jupiter Partnership has easements and lease agreements with third parties related to the privately-owned land where the wind turbines, or solar panels, and related equipment have been installed and are operating. The annual payments under each easement are based on the minimum royalty payment calculated on installed capacity and acreage of the respective easement. The variable portion of the easements are not included in the measurement of lease liabilities.

HANNON ARMSTRONG'S INVESTMENT WITH ENGIE HOLDINGS INC.
Condensed Notes to the Unaudited Combined Financial Statements
For the nine months ended September 30, 2020

Service and Maintenance Agreement - The Jupiter Partnership has long term service and maintenance agreements with third parties for Utility-Scale Projects.

Asset Retirement Obligation - The provisions for asset retirement obligation represent the present value of the future obligations that the Partnership has under easement and lease agreements. The Partnership records a provision for the present value of the expected obligation at the decommissioning date and recognizes a dismantling asset as the matching entry for the provision. The amount of the provision is adjusted each period to reflect the impact of unwinding of the discount and to reflect changes in the expected obligation based on new or improved information.

The Partnership's asset retirement obligation as at September 30, 2020 are listed below.

		September 30, 2020
Balance, start of the year	$	20,268,688
Accretion		527,570
Addition		17,041,119
Balance, end of the year	$	37,837,377

The asset retirement obligation was established using the following assumptions,

Expected costs	$	223,864,289
Discount rate		6.1% - 7.1%
Expected remediation years		2049-2050

O&M and AMA – The Jupiter Partnership has O&M and AMA with EGNA, in which each of the Utility-Scale Projects appointed EGNA as Operator and Asset Manager. Under the O&M Agreement, EGNA provides operation and maintenance services necessary to operate and maintain Utility-Scale Projects, as well as any development and construction management services for the projects' capital improvements. Under the AMA, EGNA provides administrative, financial, legal, regulatory, and governmental services to the Utility-Scale Projects.

12. Subsequent events

The Partnership has evaluated subsequent events through March 16, 2021, which is the date on which the unaudited combined financial statements were approved and authorized for issuance.

On October 8, 2020, a group of tax equity investors (Jupiter Solar Class A Member) and Jupiter Solar Class B Member amended and restated Jupiter Solar Holdco's Limited Liability Company Agreement (Jupiter Solar LLCA). Under the Jupiter Solar LLCA, the Jupiter Solar Class A and the Jupiter Solar Class B members will fund the costs to develop, procure and construct certain of the Utility-Scale

19

HANNON ARMSTRONG’S INVESTMENT WITH ENGIE HOLDINGS INC. Condensed Notes to the Unaudited Combined Financial Statements For the nine months ended September 30, 2020 20 Projects in exchange for all the Jupiter Solar Class A and Class B units, respectively. Long Draw was dropped into Jupiter Solar Holdco on the same day. King Plains and Triple H reached commercial operation on November 20 and November 23, 2020, respectively. On November 25, 2020, King Plains and Triple H were dropped into Jupiter Wind Holdco. On December 1, 2020, Phase V Class A LLC, an affiliate of Hannon, entered into DG Solar A&R LLCA with ESA to acquire an 85% equity interest in the DG Solar Partnership as the Class A Units, and ESA’s interest in the DG Solar Partnership was converted into the Class B Units. On December 3, 2020, Anson was dropped into Jupiter Solar Holdco. On December 17, 2020, Prairie Hill reached commercial operation and was dropped into Jupiter Wind Holdco. On December 30, Las Lomas was dropped into Jupiter Wind Holdco. On December 31, 2020, Las Lomas and ENGIE Energy Market NA, Inc. (EEMNA), a wholly owned subsidiary of ENGIE, entered into the Tracking Account Transaction Confirmation (Las Lomas Tracking Account). Starting January 1, 2021, EEMNA may periodically advance funds to Las Lomas for up to $12.5 million when Las Lomas production is less than the forecast, or the real-time settlement price is less than the price specified in Las Lomas VPPA. The Las Lomas Tracking Account ends on December 31, 2032. On December 31, 2020, Anson and EEMNA entered into the Tracking Account Transaction Confirmation (Anson Tracking Account). Starting January 1, 2021, EEMNA may periodically advance funds to Anson for up to $4 million when Anson production is less than the forecast, or the real-time settlement price is less than the price specified in Anson VPPA. The Anson Tracking Account ends on December 31, 2032. On December 31, 2020, Anson, Long Draw and Las Lomas all reached commercial operation. Throughout 2020, Hannon, ENGIE, the Tax Equity Investor together with Jupiter Wind Class A Member and Jupiter Solar Class A Member, collectively invested approximately $2.5 billion to fund the construction of the Utility-Scale Projects and DG Solar Projects. In the same year, the Partnership distributed approximately $1.9 billion in total to Hannon, ENGIE and Tax Equity Investor. On February 11, 2021, Hannon contributed approximately $21.7 million to DG Solar Partnership. In the week of February 14, 2021, Texas, where some of the Utility-Sale Projects are located, faced an unprecedented statewide power outage caused by extreme winter weather and snowstorm, leaving

HANNON ARMSTRONG’S INVESTMENT WITH ENGIE HOLDINGS INC. Condensed Notes to the Unaudited Combined Financial Statements For the nine months ended September 30, 2020 21 many homes and businesses on a rolling blackout of power and water for about a week. ERCOT, the agency that oversees Texas’s electric grid, declared the state of energy emergency because of lower power supply and high demand due to the cold weather. The Partnership experienced some operational challenges and worked with ERCOT, turbine and solar manufacturers, and customers to review and mitigate the potential economic impact. To date, the Partnership is unsure about the total impacts and continues working with all the stakeholders. On February 26, 2021, the Tax Equity Investor contributed $7.8 million in total to Solomon Forks Holdco and Seymour Hills Holdco.